Exhibit 10.1

EIGHTH OMNIBUS AMENDMENT

This EIGHTH OMNIBUS AMENDMENT is made as of November 13, 2017 (this “Amendment”), among CHS RECEIVABLES FUNDING, LLC, a Delaware limited liability company (“Receivables Funding”), as Borrower and as the Company, THE BANK OF NOVA SCOTIA (“Scotia”), as a Committed Lender and as a Managing Agent, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“CA-CIB”), as a Committed Lender, as a Managing Agent and as Administrative Agent, PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Committed Lender and as a Managing Agent, ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit Lender, LIBERTY STREET FUNDING LLC (“Liberty Street”), as a Conduit Lender, CHSPSC, LLC (as successor-by-conversion to Community Health Systems Professional Services Corporation), a Delaware limited liability company (“Professional Services”), as Collection Agent under each of the Receivables Loan Agreement, the Contribution Agreement and the Sale Agreement (as each is defined below), and as Authorized Representative (as defined in the Sale Agreement, the “Authorized Representative”), CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (“CHS”), as Transferor, as Buyer and individually (as the provider of a performance undertaking), and EACH OF THE OTHER PERSONS IDENTIFIED AS ORIGINATORS ON THE SIGNATURE PAGES HERETO AFFILIATED WITH CHS/COMMUNITY HEALTH SYSTEMS, INC., as Originators. All capitalized terms used herein without reference shall have the meanings assigned to such terms in the Receivables Loan Agreement or the Sale Agreement, as applicable, after giving effect to this Amendment.

WHEREAS, Receivables Funding, as Borrower, Scotia, as a Committed Lender and as a Managing Agent, CA-CIB, as a Committed Lender, as a Managing Agent and as Administrative Agent, PNC, as a Committed Lender and as a Managing Agent, the other Lenders party thereto and Professional Services, as Collection Agent, have entered into the Receivables Loan Agreement, dated as of March 21, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Receivables Loan Agreement”);

WHEREAS, CHS, as Transferor, Receivables Funding, as the Company, and Professional Services, as Collection Agent thereunder, have entered into the Receivables Purchase and Contribution Agreement, dated as of March 21, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Contribution Agreement”);

WHEREAS, the Originators, Professional Services, as Collection Agent and Authorized Representative thereunder, and CHS, as Buyer, have entered into the Receivables Sale Agreement, dated as of March 21, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Sale Agreement”); and

WHEREAS, the parties hereto desire to amend certain provisions of the Receivables Loan Agreement, the Sale Agreement, and the Contribution Agreement pursuant to Section 10.01 of the Receivables Loan Agreement, Section 9.01 of the Contribution Agreement, and Section 9.01 of the Sale Agreement, and take the other actions set forth herein, and have agreed to do so subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Amendment to Receivables Loan Agreement. Subject to all of the terms and conditions set forth in this Amendment, effective as of the Effective Date, the Receivables Loan Agreement is hereby amended as follows:

(a)    The definition of “Medicare/Medicaid Cost Report Liability Reserve” in Section 1.01 of the Receivables Loan Agreement is deleted in its entirety.

(b)    Section 1.01 of the Receivables Loan Agreement is amended by inserting the following definition in the appropriate alphabetical order:

“Eighth Omnibus Amendment Effective Date” means November 13, 2017.

“Medicare/Medicaid/Blue Cross/Blue Shield Cost Report Liability Reserve” means, at any time, all Medicare and Medicaid cost report liabilities and all Blue Cross/Blue Shield cost report liabilities as shown on the financial statements of the Originators determined in accordance with the Critical Accounting Policy plus any additional reserves that the Administrative Agent may establish and maintain from time to time in its reasonable discretion to reflect any claims asserted or threatened by an Obligor that is a Governmental Entity that may result in a setoff, recoupment or other reduction of amounts payable on Receivables.

(c)    The following definition in Section 1.01 of the Receivables Loan Agreement is amended and restated in its entirety to read as follows:

“Scheduled Termination Date” means November 13, 2019, as such date may be extended thereafter in accordance with Section 2.03(a) or Section 10.01.

(d)    Each reference in the Receivables Loan Agreement to “Medicare/Medicaid Cost Report Liability Reserve” is replaced with “Medicare/Medicaid/Blue Cross/Blue Shield Cost Report Liability Reserve.”

SECTION 2.    Amendment to Sale Agreement. Subject to all of the terms and conditions set forth in this Amendment, effective as of the Effective Date, the Sale Agreement is hereby amended as follows:

(a)    Section 9.14(b)(iii) of the Sale Agreement is amended by adding the words “or the 2018 calendar year” immediately after the words “the 2017 calendar year” contained therein.

(b)    Each reference in the Receivables Sale Agreement to “Medicare/Medicaid Cost Report Liability Reserve” is replaced with “Medicare/Medicaid/Blue Cross/Blue Shield Cost Report Liability Reserve.”

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SECTION 3.    Amendment to Contribution Agreement. Subject to all of the terms and conditions set forth in this Amendment, effective as of the Effective Date, the Contribution Agreement is hereby amended as follows:

(a)    Each reference in the Contribution Agreement to “Medicare/Medicaid Cost Report Liability Reserve” is replaced with “Medicare/Medicaid/Blue Cross/Blue Shield Cost Report Liability Reserve.”

SECTION 4.    Conditions to Effectiveness. This Amendment shall become effective upon the date on which the following conditions have been satisfied (with respect to documentary conditions, in form and substance reasonably acceptable to the Administrative Agent) (such date, the “Effective Date”):

(a)    The Administrative Agent shall have received counterparts of (i) this Amendment duly executed by each of the Borrower, the Company, the Managing Agents, the Committed Lenders, the Conduit Lenders, the Administrative Agent, the Collection Agent (as Collection Agent under each of the Receivables Loan Agreement, the Contribution Agreement and the Sale Agreement), the Authorized Representative, the Transferor, the Buyer, CHS individually and the Originators and (ii) any fee letter required by the Administrative Agent and/or the Managing Agents in connection with this Amendment duly executed by the parties thereto.

(b)    All fees and expenses required to be paid on or prior to the date hereof pursuant to (i) any fee letter referred to in clause (a)(ii) above or (ii) any other Facility Document shall have been paid.

(c)    The Administrative Agent shall have received, each in form and substance reasonably satisfactory to the Administrative Agent: (i) an opinion of Bass, Berry & Sims PLC, counsel for Borrower, Collection Agent, and CHS, as to existence and good standing, due authorization and execution, and enforceability, and (ii) an opinion of in-house counsel for Borrower, Collection Agent, Originators and CHS regarding additional corporate matters.

(d)    Each Managing Agent and the Administrative Agent shall have completed satisfactory due diligence and obtained the requisite credit approvals.

SECTION 5.    Representations and Warranties.

(a)    Each of the CHS Parties represents and warrants as of the date hereof that (i) it has taken all necessary action to authorize the execution, delivery and performance of this Amendment and the performance of the Receivables Loan Agreement, the Contribution Agreement, the Sale Agreement and the other Facility Documents, each as amended hereby, as applicable, and (ii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment other than such as has been met or obtained and are in full force and effect.

(b)    Each of the CHS Parties represents and warrants as of the date hereof that each of this Amendment and each Facility Document (as amended by this Amendment or otherwise as of the date hereof, as applicable) constitutes such Person’s legal, valid and binding

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obligation, enforceable against such person in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)    The Borrower hereby makes each of the representations and warranties contained in Sections 4.01 and 4.03 of the Receivables Loan Agreement as of the date hereof, in each case after giving effect to this Amendment, except for those representations and warranties that refer to specific dates, which are made as of the dates indicated therein.

(d)    The Collection Agent hereby makes each of the representations and warranties contained in Section 4.02 of the Receivables Loan Agreement as of the date hereof, in each case after giving effect to this Amendment, except for those representations and warranties that refer to specific dates, which are made as of the dates indicated therein.

(e)    Each of the Borrower and the Collection Agent further represents and warrants that, both before and after giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default, or would, with the passage of time or the giving of notice, constitute an Event of Default.

SECTION 6.    Facility Document. This Amendment shall constitute a Facility Document under the terms of the Receivables Loan Agreement as amended hereby.

SECTION 7.    Further Assurances. The CHS Parties agree to promptly take such action, upon the reasonable request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

SECTION 8.    Confirmation of Agreements. On and after the date hereof, all references to each of the Receivables Loan Agreement, the Contribution Agreement and the Sale Agreement in the Facility Documents and the other documents and instruments delivered pursuant to or in connection with such Facility Documents shall mean, respectively, (i) the Receivables Loan Agreement as amended by this Amendment, and as hereafter modified, amended or restated in accordance with its terms, (ii) the Contribution Agreement as in effect on the date hereof, and as hereafter modified, amended or restated in accordance with its terms, and (iii) the Sale Agreement as amended by this Amendment, and as hereafter modified, amended or restated in accordance with its terms. Except as herein expressly amended, each of the Receivables Loan Agreement, the Contribution Agreement and the Sale Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

SECTION 9.    Confirmation of Undertaking. CHS, as undertaking party under the Collection Agent Performance Undertaking, dated as of March 21, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Performance Undertaking”), in favor of CA-CIB as administrative agent on behalf of the Lenders, hereby consents to the amendment to the Receivables Loan Agreement set forth in Section 1 of this Amendment and the amendment to the Sale Agreement set forth in Section 2 of this Amendment, and hereby

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confirms and agrees that, notwithstanding the effectiveness of this Amendment, the Performance Undertaking heretofore executed and delivered by it is, and shall continue to be, in full force and effect in accordance with its terms and shall apply to the Receivables Loan Agreement, the Contribution Agreement and the Sale Agreement, each as amended by this Amendment, and the Performance Undertaking is hereby so ratified and confirmed.

SECTION 10.    GOVERNING LAW. THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE UNITED STATES AND THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN NEW YORK COUNTY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER FACILITY DOCUMENT, ANY OTHER DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

SECTION 11.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in portable document format (pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 12.    Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 13.    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

CHS RECEIVABLES FUNDING, LLC, as Borrower and as Company

By:	/s/ Edward W. Lomicka
Name:	Edward W. Lomicka
Title:	Vice President and Treasurer

CHS Receivables Funding, LLC 4000 Meridian Boulevard Franklin, Tennessee 37067 Attention: Ben C. Fordham Telephone No: (615) 465-7000 Facsimile No: (615) 373-9704 Email: ben_fordham@chs.net

CHSPSC, LLC, as Collection Agent under each of the Receivables Loan Agreement, the Contribution Agreement and the Sale Agreement and as Authorized Representative

By:	/s/ Edward W. Lomicka
Name:	Edward W. Lomicka
Title:	Vice President and Treasurer

CHSPSC, LLC 4000 Meridian Boulevard Franklin, Tennessee 37067 Attention: Ben C. Fordham Telephone No: (615) 465-7000 Facsimile No: (615) 373-9704 Email: ben_fordham@chs.net

Signature Page to Eighth Omnibus Amendment

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent, as a Managing Agent and as a Committed Lender

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Lender

By:	CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as attorney-in-fact

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

Signature Page to Eighth Omnibus Amendment

THE BANK OF NOVA SCOTIA, as a Managing Agent and as a Committed Lender

By:	/s/ Michelle C. Phillips
Name:	Michelle C. Phillips
Title:	Execution Head & Director

LIBERTY STREET FUNDING LLC, as a Conduit Lender

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

Signature Page to Eighth Omnibus Amendment

PNC BANK, NATIONAL ASSOCIATION, as a Managing Agent

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Committed Lender

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title:	Senior Vice President

Signature Page to Eighth Omnibus Amendment

CHS/COMMUNITY HEALTH SYSTEMS, INC., as Transferor, as Buyer and individually

By:	/s/ Edward W. Lomicka
Name:	Edward W. Lomicka
Title:	Vice President and Treasurer

CHS/Community Health Systems, Inc. 4000 Meridian Boulevard Franklin, Tennessee 37067 Attention: Ben C. Fordham Telephone No: (615) 465-7000 Facsimile No: (615) 373-9704 Email: ben_fordham@chs.net

Signature Page to Eighth Omnibus Amendment

ORIGINATORS:

AFFINITY HOSPITAL, LLC
BERWICK HOSPITAL COMPANY, LLC
BLUEFIELD HOSPITAL COMPANY, LLC
BLUFFTON HEALTH SYSTEM LLC
BULLHEAD CITY HOSPITAL CORPORATION
CARLSBAD MEDICAL CENTER, LLC
CLEVELAND TENNESSEE HOSPITAL COMPANY, LLC
CRESTVIEW HOSPITAL CORPORATION
DEACONESS HEALTH SYSTEM, LLC
DUKES HEALTH SYSTEM, LLC
DYERSBURG HOSPITAL COMPANY, LLC
EMPORIA HOSPITAL CORPORATION
FOLEY HOSPITAL CORPORATION
FRANKLIN HOSPITAL CORPORATION
GADSDEN REGIONAL MEDICAL CENTER, LLC
GRANBURY HOSPITAL CORPORATION
GREENBRIER VMC, LLC
HOSPITAL OF MORRISTOWN, LLC
JACKSON, TENNESSEE HOSPITAL COMPANY, LLC
KAY COUNTY OKLAHOMA HOSPITAL COMPANY, LLC
LAKE WALES HOSPITAL CORPORATION
LAS CRUCES MEDICAL CENTER, LLC
LEA REGIONAL HOSPITAL, LLC
MARTIN HOSPITAL COMPANY, LLC
MARY BLACK HEALTH SYSTEM LLC
MCSA, L.L.C.
MOBERLY HOSPITAL COMPANY, LLC
MOORESVILLE HOSPITAL MANAGEMENT ASSOCIATES, LLC

By:	/s/ Edward W. Lomicka
Name:	Edward W. Lomicka
Title:	Vice President and Treasurer

Signature Page to Eighth Omnibus Amendment

ORIGINATORS (CONT.):

NAPLES HMA, LLC
NATIONAL HEALTHCARE OF LEESVILLE, INC.
NORTHWEST HOSPITAL, LLC
ORO VALLEY HOSPITAL, LLC
PETERSBURG HOSPITAL COMPANY, LLC
PORTER HOSPITAL, LLC
QHG OF ENTERPRISE, INC.
QHG OF SOUTH CAROLINA, INC.
ROSWELL HOSPITAL CORPORATION
RUSTON LOUISIANA HOSPITAL COMPANY, LLC
SCRANTON HOSPITAL COMPANY, LLC
SHELBYVILLE HOSPITAL COMPANY, LLC
SILOAM SPRINGS ARKANSAS HOSPITAL COMPANY, LLC
ST. JOSEPH HEALTH SYSTEM LLC
WARSAW HEALTH SYSTEM LLC
WESLEY HEALTH SYSTEM LLC
WILKES-BARRE HOSPITAL COMPANY, LLC
KIRKSVILLE MISSOURI HOSPITAL COMPANY, LLC
LUTHERAN MUSCULOSKELETAL CENTER, LLC
OAK HILL HOSPITAL CORPORATION
SALEM HOSPITAL CORPORATION
SCRANTON QUINCY HOSPITAL COMPANY, LLC
WOODWARD HEALTH SYSTEM, LLC

By:	/s/ Edward W. Lomicka
Name:	Edward W. Lomicka
Title:	Vice President and Treasurer

Signature Page to Eighth Omnibus Amendment

ORIGINATORS (CONT.):

BILOXI H.M.A., LLC
BRANDON HMA, LLC
CAMPBELL COUNTY HMA, LLC
CHESTER HMA, LLC
CITRUS HMA, LLC
CLINTON HMA, LLC
COCKE COUNTY HMA, LLC
DURANT H.M.A., LLC
EAST GEORGIA REGIONAL MEDICAL CENTER, LLC
FORT SMITH HMA, LLC
HAINES CITY HMA, LLC
HERNANDO HMA, LLC
HMA FENTRESS COUNTY GENERAL
HOSPITAL, LLC
HMA SANTA ROSA MEDICAL CENTER, LLC
JACKSON HMA, LLC
JEFFERSON COUNTY HMA, LLC
KEY WEST HMA, LLC
LANCASTER HOSPITAL CORPORATION
LEBANON HMA, LLC
MADISON HMA, LLC
MARSHALL COUNTY HMA, LLC
METRO KNOXVILLE HMA, LLC
MIDWEST REGIONAL MEDICAL CENTER, LLC

By:	/s/ Edward W. Lomicka
Name:	Edward W. Lomicka
Title:	Vice President and Treasurer

Signature Page to Eighth Amendment to Receivables Loan Agreement

ORIGINATORS (CONT.):

NORTHWEST ARKANSAS HOSPITALS, LLC
PASCO REGIONAL MEDICAL CENTER, LLC
POPLAR BLUFF REGIONAL MEDICAL CENTER, LLC
PORT CHARLOTTE HMA, LLC
PUNTA GORDA HMA, LLC
RIVER OAKS HOSPITAL, LLC
ROH, LLC
SEMINOLE HMA, LLC
STATESVILLE HMA, LLC
TRIAD OF ALABAMA, LLC
TULLAHOMA HMA, LLC
TUNKHANNOCK HOSPITAL COMPANY LLC
VENICE HMA, LLC
VICKSBURG HEALTHCARE, LLC

By:	/s/ Edward W. Lomicka
Name:	Edward W. Lomicka
Title:	Vice President and Treasurer

Signature Page to Eighth Omnibus Amendment

ORIGINATORS (CONT.):

BROWNWOOD HOSPITAL, L.P.
By: Brownwood Medical Center, LLC
Its: General Partner

By:	/s/ Edward W. Lomicka
Name:	Edward W. Lomicka
Title:	Vice President and Treasurer

COLLEGE STATION HOSPITAL, L.P.
By:	College Station Medical Center, LLC
Its:	General Partner

By:	/s/ Edward W. Lomicka
Name:	Edward W. Lomicka
Title:	Vice President and Treasurer

IOM HEALTH SYSTEM, L.P.
By:	Lutheran Health Network Investors, LLC
Its:	General Partner

By:	/s/ Edward W. Lomicka
Name:	Edward W. Lomicka
Title:	Vice President and Treasurer

Signature Page to Eighth Omnibus Amendment

ORIGINATORS (CONT.):

LAREDO TEXAS HOSPITAL COMPANY, L.P.
By:	Webb Hospital Corporation

Its:	General Partner

By:	/s/ Edward W. Lomicka
Name:	Edward W. Lomicka
Title:	Vice President and Treasurer

LONGVIEW MEDICAL CENTER, L.P.
By:	Regional Hospital of Longview, LLC
Its:	General Partner

By:	/s/ Edward W. Lomicka

Name:	Edward W. Lomicka
Title:	Vice President and Treasurer

NAVARRO HOSPITAL, L.P.
By:	Navarro Regional, LLC
Its:	General Partner

By:	/s/ Edward W. Lomicka
Name:	Edward W. Lomicka
Title:	Vice President and Treasurer

Signature Page to Eighth Omnibus Amendment

ORIGINATORS (CONT.):

PINEY WOODS HEALTHCARE SYSTEM, L.P.
By:	Woodland Heights Medical Center, LLC
Its:	General Partner

By:	/s/ Edward W. Lomicka
Name:	Edward W. Lomicka
Title:	Vice President and Treasurer

REHAB HOSPITAL OF FORT WAYNE GENERAL PARTNERSHIP
By:	Lutheran Health Network Investors, LLC
Its:	General Partner

By:	/s/ Edward W. Lomicka
Name:	Edward W. Lomicka
Title:	Vice President and Treasurer

SAN ANGELO HOSPITAL, L.P.
By:	San Angelo Community Medical Center, LLC
Its:	General Partner

By:	/s/ Edward W. Lomicka
Name:	Edward W. Lomicka
Title:	Vice President and Treasurer

VICTORIA OF TEXAS, L.P.
By:	Detar Hospital, LLC
Its:	General Partner

By:	/s/ Edward W. Lomicka
Name:	Edward W. Lomicka
Title:	Vice President and Treasurer

Signature Page to Eighth Omnibus Amendment

ORIGINATORS (CONT.):

ARMC, L.P.
By:	Triad-ARMC, LLC
Its:	General Partner

By:	/s/ Edward W. Lomicka
Name:	Edward W. Lomicka
Title:	Vice President and Treasurer

CRESTWOOD HEALTHCARE, L.P.
By:	Crestwood Hospital, LLC
Its:	General Partner

By:	/s/ Edward W. Lomicka
Name:	Edward W. Lomicka
Title:	Vice President and Treasurer

Signature Page to Eighth Omnibus Amendment